Annual Fund Operating Expenses - Convergence Long/Short Equity Fund - Convergence Long/Short Equity Fund Class	Mar. 30, 2026
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.95%
Component1 Other Expenses	0.00%
Component2 Other Expenses	0.57%	[1]
Expenses (as a percentage of Assets)	1.52%

[1]	“Dividends and Interest on Short Positions” reflect interest expense and dividends paid on borrowed securities. Interest expenses result from the Fund’s use of prime brokerage arrangements to execute short sales. Dividends paid on borrowed securities are an expense of short sales. These expenses are required to be treated as a Fund expense for accounting purposes and are not payable to Convergence Investment Partners, LLC (the “Adviser”). Any interest expense amount or dividends paid on securities sold short will vary based on the Fund’s use of those investments as an investment strategy best suited to seek the investment objective of the Fund.